UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

A Series of Franklin California Tax-Free Trust

June 30, 2019

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended June 30, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its September and December 2018 meetings, bringing the rate to 2.50% by the end of 2018, but left the rate unchanged in the first half of 2019. In June, the Fed hinted at potential rate decreases, and after the reporting period, in an effort to support ongoing economic growth, the Fed implemented a much anticipated 25 basis-point reduction at its July 31 meeting.

During the 12-month period, the municipal bond market posted solid positive performance, but underperformed the U.S. Treasury and corporate bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin California Intermediate-Term Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin California Intermediate-Term Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin California Intermediate-Term Tax-Free Income Fund

This annual report for Franklin California Intermediate-Term
Tax-Free Income Fund covers the fiscal year ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

Credit Quality Composition*

6/30/19

Ratings	% of Total Investments
AAA	20.65%
AA	47.91%
A	15.79%
BBB	9.05%
Below Investment Grade	0.25%
Refunded	3.48%
Not Rated	2.87%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions*

7/1/18–6/30/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class
July	—	2.66	2.12	2.77	2.75
August	—	2.66	2.12	2.77	2.75
September	1.61	2.66	2.11	2.78	2.75
October	2.53	2.68	2.13	2.80	2.77
November	2.53	2.68	2.13	2.80	2.77
December	2.60	2.75	2.21	2.87	2.84
January	2.60	2.75	2.21	2.87	2.84
February	2.60	2.75	2.21	2.87	2.84
March	2.60	2.75	2.20	2.87	2.84
April***	4.10	4.25	3.70	4.37	4.34
May	2.55	2.70	2.15	2.84	2.81
June	2.29	2.40	1.90	2.54	2.51
Total	26.01	33.69	27.19	35.15	34.81

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

***Includes a 1.50 cent per share supplemental distribution.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.76 on September 10, 2018, to $12.05 on June 30, 2019.2 The Fund’s Class A shares paid dividends totaling 26.01 cents per share for the reporting period.3 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.23%, based on an annualization of June’s 2.29 cent per share dividend and the maximum offering price of $12.33 on June 30, 2019. An

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

3. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

investor in the 2019 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.75% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The financial markets experienced volatility during the 12 months ended June 30, 2019, due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018. Stocks quickly reversed course in 2019, exhibiting strong gains in each month of the period except for a decline in May. This volatility spurred a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in each month of the first half of 2019. Overall, despite solid positive performance, the municipal bond market underperformed the U.S. Treasury, corporate bond and equity markets.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +6.71% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +7.24% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +10.72% total return.4 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed municipal bonds and U.S. Treasuries but underperformed corporate bonds with a +10.42% total return.4

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 12–17 year group, which returned +8.05% for the period.4

High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +7.79% total return, compared with a +6.71% total return for the Bloomberg Barclays Municipal Bond Index.4

Municipal issuance during the reporting period totaled approximately $340 billion, an 18% decline from total issuance for the preceding 12-month period.5 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.5 Issuance in the first half of 2019 is slightly higher, by approximately 1%, compared to the first half of 2018. The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned sharply positive in the first half of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $40 billion.6 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate by 0.25% at both meetings, to finish the period at 3.00%. The Fed has paused in 2019, leaving the discount rate and the target range for the federal funds rate unchanged at each meeting thus far. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely ease policy at some point in the second half of 2019 by cutting rates to foster continued economic growth while attempting to achieve its inflation objective.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the 12 months under review. High profile educational

4. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

5. Source: The Bond Buyer, Thomson Reuters.

6. Source: Investment Company Institute.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

institutes and an innovative business environment supported the state’s expansion. Unemployment remains unchanged from 4.2% in June 2018 to 4.2% at period-end, which was higher than the 3.7% national rate.7

California’s fiscal year 2019 budget, which ended June 30, extended the state’s recent track record of balanced fiscal operations. Highlights of the budget were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions. The state continued to make deposits to its budget stabilization account, resulting in large budget reserves. California’s growing economy, a strong stock market, and an abundance of high-income taxpayers have all helped to improve the budget for the state. The state’s budget for fiscal year 2019, which started in July 2018, mirrored the 2018 budget, with continued deposits to reserve funds and increased spending for general fund expenditures, education and Medi-Cal. State pension contributions also continued to rise, representing a persistent source of fiscal pressure.

California’s net tax-supported debt was $2,194 per capita and 3.7% of personal income, compared with the $1,068 and 2.2% national medians, respectively.8 During the period under review, independent credit rating agency Standard & Poor’s (S&P) affirmed California’s general obligations bonds rating of AA- with a stable outlook.9 The rating reflected S&P’s view on the state’s diverse and expanding economy, demonstrated commitment to paying down budgetary debts, solid budgetary reserve levels, strong liquidity, and declining, though moderately high, debt ratios. In contrast, S&P cited several challenges to the state, including the persistently high cost of housing, difficult-to-forecast revenues, minimal funding of retiree health care benefits, and a large backlog of deferred maintenance and infrastructure needs. The stable outlook reflected S&P’s view that California has brought its finances into structural alignment. However, the state is vulnerable to an unanticipated economic downturn and uncertainty about the new governor’s commitment to maintaining fiscal balance.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold

Portfolio Composition

6/30/19

% of Total Investments
Utilities	25.84%
General Obligation	16.66%
Tax-Supported	14.80%
Transportation	10.73%
Hospital & Health Care	8.81%
Refunded	6.92%
Higher Education	5.89%
Other Revenue	4.98%
Subject to Government Appropriations	4.44%
Housing	0.93%

approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

7. Source: Bureau of Labor Statistics.

8. Source: Moody’s Investors Service, State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs, 6/3/19.

9. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of June 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative		Average Annual
Share Class	Total Return	[2]	Total Return	[3]

A4
1-Year	+4.94%		+2.57%

5-Year	+14.93%		+2.36%

10-Year	+52.16%		+4.05%

Advisor
1-Year	+5.15%		+5.15%

5-Year	+15.73%		+2.96%

10-Year	+54.06%		+4.42%

Share	Distribution	Taxable Equivalent	30-Day Standardized Yield[7]		Taxable Equivalent 30-Day Standardized Yield[6]
Class	Rate[5]	Distribution Rate[6]	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
A	2.23%	4.75%	0.99%	0.93%	2.11%	1.98%
Advisor	2.49%	5.31%	1.26%	1.20%	2.69%	2.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

    PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/1/09–6/30/19)

Advisor Class (7/1/09–6/30/19)

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (7/1/18–6/30/19)

Net Investment
Share Class	Income
A (9/10/18–6/30/19)	$0.2601
A1	$0.3369
C	$0.2719
R6	$0.3515
Advisor	$0.3481

Total Annual Operating Expenses10

	With Fee	Without Fee
Share Class	Waiver	Waiver
A	0.74%	0.79%
Advisor	0.49%	0.54%

See page 10 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state then a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issue, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 10/31/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Advisor Class) per share on 6/30/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and California personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,038.20	$3.74	$1,021.12	$3.71	0.74%
A1	$1,000	$1,038.10	$2.98	$1,021.87	$2.96	0.59%
C	$1,000	$1,036.10	$5.76	$1,019.14	$5.71	1.14%
R6	$1,000	$1,038.70	$2.33	$1,022.51	$2.31	0.46%
Advisor	$1,000	$1,039.40	$2.48	$1,022.36	$2.46	0.49%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights

Franklin California Intermediate-Term Tax-Free Income Fund

Year Ended June 30, 2019[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.76

Income from investment operations[b]:

Net investment income[c]	0.25

Net realized and unrealized gains (losses)	0.30

Total from investment operations	0.55

Less distributions from:

Net investment income	(0.26)

Net asset value, end of year	$12.05

Total return[d]	4.76%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.80%

Expenses net of waiver and payments by affiliates[f]	0.74%

Net investment income	2.58%

Supplemental data

Net assets, end of year (000’s)	$96,795

Portfolio turnover rate	15.26%

aFor the period September 10, 2018 (effective date) to June 30, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended June 30,
	2019		2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.80		$12.03	$12.50	$12.01	$12.02

Income from investment operations[a]:

Net investment income[b]	0.32		0.33	0.32	0.34	0.35

Net realized and unrealized gains (losses)	0.26		(0.24)	(0.47)	0.48	(0.01)

Total from investment operations	0.58		0.09	(0.15)	0.82	0.34

Less distributions from:

Net investment income	(0.34)		(0.32)	(0.32)	(0.33)	(0.35)

Net asset value, end of year	$12.04		$11.80	$12.03	$12.50	$12.01

Total return[c]	4.98%		0.78%	(1.18)%	6.97%	2.84%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.65%		0.64%	0.63%	0.63%	0.63%

Expenses net of waiver and payments by affiliates	0.59%	[d]	0.61% [d]	0.63%	0.63%	0.63%

Net investment income	2.73%		2.74%	2.68%	2.75%	2.89%

Supplemental data

Net assets, end of year (000’s)	$761,434		$846,856	$908,564	$1,003,322	$888,213

Portfolio turnover rate	15.26%		3.32%	21.19%	3.91%	4.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended June 30,
	2019		2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.85		$12.08	$12.55	$12.06	$12.06

Income from investment operations[a]:

Net investment income[b]	0.26		0.26	0.26	0.27	0.29

Net realized and unrealized gains (losses)	0.25		(0.23)	(0.48)	0.49	(0.01)

Total from investment operations	0.51		0.03	(0.22)	0.76	0.28

Less distributions from:

Net investment income	(0.27)		(0.26)	(0.25)	(0.27)	(0.28)

Net asset value, end of year	$12.09		$11.85	$12.08	$12.55	$12.06

Total return[c]	4.39%		0.22%	(1.72)%	6.36%	2.34%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.20%		1.19%	1.18%	1.18%	1.18%

Expenses net of waiver and payments by affiliates	1.14%	[d]	1.16% [d]	1.18%	1.18%	1.18%

Net investment income	2.18%		2.19%	2.13%	2.20%	2.34%

Supplemental data

Net assets, end of year (000’s)	$170,241		$221,016	$252,254	$282,917	$243,664

Portfolio turnover rate	15.26%		3.32%	21.19%	3.91%	4.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended June 30,
	2019	2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.83	$12.12

Income from investment operations[b]:

Net investment income[c]	0.34	0.32

Net realized and unrealized gains (losses)	0.25	(0.30)

Total from investment operations	0.59	0.02

Less distributions from:

Net investment income	(0.35)	(0.31)

Net asset value, end of year	$12.07	$11.83

Total return[d]	5.09%	0.16%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%	0.52%

Expenses net of waiver and payments by affiliates[f]	0.46%	0.49%

Net investment income	2.87%	2.86%

Supplemental data

Net assets, end of year (000’s)	$16,310	$12,773

Portfolio turnover rate	15.26%	3.32%

aFor the period August 1, 2017 (effective date) to June 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended June 30,
	2019		2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.83		$12.06	$12.53	$12.04	$12.04

Income from investment operations[a]:

Net investment income[b]	0.34		0.34	0.34	0.35	0.36

Net realized and unrealized gains (losses)	0.26		(0.23)	(0.48)	0.49	(—)	[c]

Total from investment operations	0.60		0.11	(0.14)	0.84	0.36

Less distributions from:

Net investment income	(0.35)		(0.34)	(0.33)	(0.35)	(0.36)

Net asset value, end of year	$12.08		$11.83	$12.06	$12.53	$12.04

Total return	5.15%		0.88%	(1.08)%	7.05%	3.02%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.55%		0.54%	0.53%	0.53%	0.53%

Expenses net of waiver and payments by affiliates	0.49%	[d]	0.51% [d]	0.53%	0.53%	0.53%

Net investment income	2.83%		2.84%	2.78%	2.85%	2.99%

Supplemental data

Net assets, end of year (000’s)	$592,893		$600,698	$639,716	$583,200	$423,951

Portfolio turnover rate	15.26%		3.32%	21.19%	3.91%	4.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2019

Franklin California Intermediate-Term Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 98.0%

California 97.2%
ABAG Finance Authority for Nonprofit Corporations Insured Senior Living Revenue,
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/23	$1,000,000	$1,135,670
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/24	1,000,000	1,129,790
ABAG Finance Authority for Nonprofit Corporations Revenue,
Channing House, California Mortgage Insured, ETM, 5.00%, 5/15/20	1,175,000	1,213,904
Episcopal Senior Communities, Refunding, 5.25%, 7/01/22	4,565,000	4,928,100
The Jackson Laboratory, Refunding, 5.00%, 7/01/21	1,000,000	1,071,980
The Jackson Laboratory, Refunding, 5.00%, 7/01/22	820,000	907,182
The Jackson Laboratory, Refunding, 5.00%, 7/01/23	460,000	506,483
The Jackson Laboratory, Refunding, 5.00%, 7/01/24	1,000,000	1,098,980
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding, Series A, 5.00%, 8/01/25	4,210,000	4,989,692
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1, 5.00%, 4/01/22.	15,000,000	16,581,000
California Community College Financing Authority Lease Revenue, Coast Community College District, Series A, Pre-Refunded, 5.00%, 6/01/26	1,220,000	1,309,133
California Health Facilities Financing Authority Revenue,
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/30	1,825,000	2,164,176
Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/30	3,000,000	3,612,330
Cedars-Sinai Medical Center, Series A, 5.00%, 8/15/31	3,500,000	4,257,680
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/35	1,650,000	1,953,980
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/36	2,045,000	2,414,593
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/37	1,330,000	1,565,344
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage Insured, 6.00%, 2/01/24	2,000,000	2,146,780
El Camino Hospital, 5.00%, 2/01/28	2,100,000	2,636,319
El Camino Hospital, 5.00%, 2/01/29	2,460,000	3,078,739
El Camino Hospital, 5.00%, 2/01/30	1,250,000	1,545,613
El Camino Hospital, 5.00%, 2/01/31	1,200,000	1,470,768
Marshall Medical Center, Refunding, California Mortgage Insured, 5.00%, 11/01/33	1,000,000	1,160,130
California Infrastructure and Economic Development Bank Revenue,
Broad Museum Project, Series A, 5.00%, 6/01/21	5,000,000	5,368,250
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/32	2,915,000	3,493,394
California Municipal Finance Authority Senior Living Revenue, Pilgrim Place in Claremont, Refunding, Series A, California Mortgage Insured, 5.00%, 5/15/31	2,750,000	3,348,785
California School Finance Authority School Facility Revenue,
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/26	300,000	355,440
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/27	320,000	385,206
California State Community College Financing Authority College Housing Revenue,
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.00%, 5/01/32	875,000	1,028,668
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.00%, 5/01/34	1,295,000	1,508,856
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.00%, 5/01/35	1,500,000	1,741,590
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.00%, 5/01/36	1,595,000	1,846,069
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.00%, 5/01/37	1,600,000	1,846,768
NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.00%, 5/01/38	1,320,000	1,519,373
California State Department of Water Resources Central Valley Project Revenue, Water Systems, Refunding, Series BA, 5.00%, 12/01/35	12,180,000	15,700,507

franklintempleton.com	Annual Report	17

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
California State Department of Water Resources Power Supply Revenue,
Refunding, Series L, 5.00%, 5/01/22	$4,440,000	$4,582,702
Refunding, Series N, 5.00%, 5/01/21	10,845,000	11,621,610
Series L, Pre-Refunded, 5.00%, 5/01/22	7,560,000	7,802,374
California State Department of Water Resources Revenue,
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/23	10,000,000	11,496,200
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/24	8,495,000	9,758,971
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/25	5,000,000	5,741,850
Central Valley Project Water System, Refunding, Series AS, 5.00%, 12/01/25	6,125,000	7,357,350
Central Valley Project Water System, Series AS, 5.00%, 12/01/24	11,090,000	13,321,308
Central Valley Project Water System, Series AS, 5.00%, 12/01/26	22,455,000	26,946,898
Central Valley Project Water System, Series AS, ETM, 5.00%, 12/01/24	35,000	41,910
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/25	5,000	6,002
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/26	45,000	53,885
California State Educational Facilities Authority Revenue,
Chapman University, Refunding, 5.00%, 4/01/25	5,000,000	5,319,900
Loma Linda University, Refunding, Series A, 5.00%, 4/01/29	1,020,000	1,257,221
Loma Linda University, Refunding, Series A, 5.00%, 4/01/32	1,235,000	1,488,595
Loma Linda University, Refunding, Series A, 5.00%, 4/01/33	1,000,000	1,200,410
Loma Linda University, Refunding, Series A, 5.00%, 4/01/34	1,750,000	2,091,057
Loma Linda University, Refunding, Series A, 5.00%, 4/01/35	1,500,000	1,786,605
Loma Linda University, Refunding, Series A, 5.00%, 4/01/36	2,000,000	2,372,220
Loma Linda University, Refunding, Series A, 5.00%, 4/01/37	2,000,000	2,364,860
University of San Francisco, ETM, 5.00%, 10/01/21	1,470,000	1,595,509
University of San Francisco, Refunding, 5.00%, 10/01/21	1,530,000	1,662,422
University of San Franciso, Refunding, Series A, 5.00%, 10/01/37	1,365,000	1,667,129
California State GO,
Various Purpose, 5.00%, 4/01/30	10,000,000	12,941,000
Various Purpose, Refunding, 5.00%, 2/01/22	15,000,000	16,455,150
Various Purpose, Refunding, 5.25%, 9/01/22	16,330,000	18,386,600
Various Purpose, Refunding, 5.00%, 10/01/22	15,785,000	17,697,511
Various Purpose, Refunding, 5.00%, 12/01/27	5,000,000	5,793,700
Various Purpose, Refunding, 5.00%, 12/01/28	5,000,000	5,786,750
Various Purpose, Refunding, 5.00%, 9/01/29	1,000,000	1,230,880
California State Municipal Finance Authority, Revenue, Northern California Retired Officers Community Paradise Valley Estates Project, Refunding, California Mortgage Insured, 5.00%, 1/01/37	1,310,000	1,545,158
California State Municipal Finance Authority Revenue,
Armenian Home Project, California Mortgage Insured, 5.00%, 5/15/36	1,000,000	1,213,060
Biola University, Refunding, 5.00%, 10/01/29	1,000,000	1,225,660
Biola University, Refunding, 5.00%, 10/01/31	1,000,000	1,204,390
Biola University, Refunding, 5.00%, 10/01/33	1,070,000	1,279,806
Biola University, Refunding, 5.00%, 10/01/35	1,000,000	1,186,390
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/25	2,000,000	2,362,360
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/26	2,010,000	2,424,382
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/26	2,010,000	2,366,654
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/27	1,750,000	2,146,690
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/28	2,250,000	2,720,362

18	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
California State Municipal Finance Authority Revenue, (continued)
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/28	$1,500,000	$1,757,010
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/29	2,140,000	2,572,772
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/30	2,000,000	2,388,080
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/31	2,700,000	3,201,957
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/32	2,200,000	2,595,208
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/33	3,500,000	4,114,530
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/34	5,000,000	5,859,750
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/35	5,000,000	5,841,100
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/36	2,295,000	2,673,423
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/37	2,000,000	2,322,860
Harbor Regional Center Project, Refunding, 5.00%, 11/01/26	1,085,000	1,297,725
Inland Regional Center Project, Refunding, 5.00%, 6/15/21	1,435,000	1,540,214
Inland Regional Center Project, Refunding, 5.00%, 6/15/23	1,580,000	1,795,607
Inland Regional Center Project, Refunding, 5.00%, 6/15/24	1,000,000	1,166,820
Inland Regional Center Project, Refunding, 5.00%, 6/15/32	6,625,000	7,677,779
Kern Regional Center Project, Series A, 6.875%, 5/01/25	1,500,000	1,505,910
LINXS APM Project, senior lien, Series A, 5.00%, 12/31/38	26,600,000	31,364,592
National University, Series A, 5.00%, 4/01/35	1,780,000	2,167,328
National University, Series A, 5.00%, 4/01/37	2,945,000	3,560,034
NorthBay Healthcare Group, Series A, 5.00%, 11/01/25	1,000,000	1,172,480
NorthBay Healthcare Group, Series A, 5.00%, 11/01/26	900,000	1,071,459
NorthBay Healthcare Group, Series A, 5.00%, 11/01/27	1,300,000	1,527,825
NorthBay Healthcare Group, Series A, 5.00%, 11/01/28	1,400,000	1,637,132
NorthBay Healthcare Group, Series A, 5.25%, 11/01/29	1,000,000	1,172,630
NorthBay Healthcare Group, Series A, 5.00%, 11/01/30	1,350,000	1,558,008
NorthBay Healthcare Group, Series A, 5.25%, 11/01/31	1,250,000	1,442,475
NorthBay Healthcare Group, Series A, 5.25%, 11/01/36	4,500,000	5,106,465
South Central Los Angeles Regional Center Project, Community Impact Development, 5.25%, 12/01/27	3,990,000	4,583,552
University of La Verne, Refunding, Series A, 5.00%, 6/01/31	1,000,000	1,216,140
University of La Verne, Refunding, Series A, 5.00%, 6/01/32	1,000,000	1,208,770
University of La Verne, Refunding, Series A, 5.00%, 6/01/33	1,010,000	1,215,060
University of La Verne, Refunding, Series A, 5.00%, 6/01/35	1,440,000	1,717,373
California State PCFA, Water Furnishing Revenue, San Diego County Water Authority Desalination Project Pipeline, Refunding, 5.00%, 7/01/20	575,000	597,005
California State PCFA Water Furnishing Revenue,
San Diego County Water Authority Desalination Project Pipeline, Refunding, 5.00%, 7/01/21	845,000	908,358
San Diego County Water Authority Desalination Project Pipeline, Refunding, 5.00%, 7/01/22	855,000	949,033
San Diego County Water Authority Desalination Project Pipeline, Refunding, 5.00%, 7/01/29	4,350,000	5,482,218
California State Public Works Board Lease Revenue,
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series A, 5.00%, 9/01/26	10,000,000	11,802,100
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series D, 5.00%, 9/01/26	6,835,000	8,066,735
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded, 5.50%, 11/01/25	4,725,000	4,793,465

franklintempleton.com	Annual Report	19

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
California State Public Works Board Lease Revenue, (continued)
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded, 5.50%, 11/01/26	$1,000,000	$1,014,490
Trustees of the California State University, Various California State University Projects, Series B-1, 5.375%, 3/01/25	2,500,000	2,567,925
Trustees of the California State University, Various California State University Projects, Series D, Pre-Refunded, 5.00%, 9/01/25	2,920,000	3,279,919
Trustees of the California State University, Various California State University Projects, Series D, Pre-Refunded, 5.00%, 9/01/26	4,650,000	5,223,159
Various Capital Projects, Series A, Subseries A-1, Pre-Refunded, 5.25%, 3/01/22	7,475,000	7,681,534
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.00%, 10/01/20	6,405,000	6,466,552
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.125%, 10/01/22	14,555,000	14,699,240
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/25	10,000,000	10,885,200
Systemwide, Refunding, Series A, 5.00%, 11/01/26	11,000,000	12,384,680
Systemwide, Refunding, Series A, 5.00%, 11/01/29	16,000,000	19,711,840
Systemwide, Refunding, Series A, 5.00%, 11/01/30	5,000,000	6,120,700
California Statewide CDA, MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 4.25%, 7/20/24	3,540,000	3,615,367
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 4.50%, 5/15/25	1,155,000	1,317,682
Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23	3,000,000	3,009,690
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.00%, 10/01/26	1,000,000	1,159,020
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.00%, 10/01/28	1,250,000	1,429,613
Jewish Home of San Francisco Project, California Mortgage Insured, 5.00%, 11/01/36	9,000,000	10,681,020
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/19	3,075,000	3,085,609
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.00%, 11/15/28	500,000	574,025
The Redwoods a Community of Seniors, Refunding, California Mortgage Insured, 5.00%, 11/15/28	1,000,000	1,148,050
Sutter Health, Series A, 5.00%, 8/15/24	2,000,000	2,231,260
Sutter Health, Series A, 5.00%, 8/15/25	4,715,000	5,252,557
Sutter Health, Series A, 5.00%, 8/15/27	7,005,000	7,780,874
Campbell USD, GO, Santa Clara County, Refunding, 5.00%, 8/01/28	3,235,000	3,916,162
[a] Carson PFA Reassesment Revenue,
Refunding, 5.00%, 9/02/25	1,000,000	1,171,290
Refunding, 5.00%, 9/02/31	1,000,000	1,256,800
Carson RDA,
Tax Allocation Housing, Series A, 5.00%, 10/01/22	1,975,000	2,058,009
Tax Allocation Housing, Series A, 5.00%, 10/01/23	2,135,000	2,223,923
Tax Allocation Housing, Series A, 5.00%, 10/01/24	2,245,000	2,338,908
Tax Allocation Housing, Series A, 5.00%, 10/01/25	1,700,000	1,770,805
Castaic Lake Water Agency Financing Corp. Revenue COP, Water System Improvement Project, Capital Appreciation, Series A, AMBAC Insured, zero cpn., 8/01/22	10,445,000	9,975,079
Chabot-Las Positas Community College District GO, Alameda and Contra Costa Counties, Refunding, 5.00%, 8/01/24	6,715,000	7,748,573
Clovis Wastewater Revenue, Refunding, BAM Insured, 5.00%, 8/01/28	1,200,000	1,365,132
Clovis Water Revenue,
Refunding, BAM Insured, 5.00%, 3/01/26	2,620,000	2,955,936
Refunding, BAM Insured, 5.00%, 3/01/27	1,000,000	1,125,930

20	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series A, 5.00%, 8/01/25	$8,275,000	$8,520,933
Contra Costa Water District Water Revenue, Contra Costa County, Refunding, Series T, 5.00%, 10/01/26	3,400,000	4,040,424
Corona-Norco USD,
COP, Series A, AGMC Insured, 5.00%, 4/15/22	1,465,000	1,507,690
GO, Riverside County, Capital Appreciation, Election of 2006, Series E, zero cpn. to 7/31/21, 5.30% thereafter, 8/01/25	4,645,000	5,086,182
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/24	1,565,000	1,781,753
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/25	1,000,000	1,135,030
Cupertino USD,
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/26	1,285,000	1,522,982
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/27	1,500,000	1,772,925
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/28	1,000,000	1,178,180
GO, Santa Clara County, Pre-Refunded, 5.00%, 8/01/22	1,690,000	1,760,220
Del Mar Race Track Authority Revenue,
Refunding, 5.00%, 10/01/22	1,435,000	1,584,427
Refunding, 5.00%, 10/01/23	1,510,000	1,702,721
Refunding, 5.00%, 10/01/28	1,925,000	2,172,285
Refunding, 5.00%, 10/01/30	1,125,000	1,260,574
Dublin USD, GO, Refunding, 5.00%, 8/01/32	3,220,000	3,919,384
East Bay MUD Wastewater System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/25	2,845,000	3,465,722
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/26	3,650,000	4,564,617
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/27	1,500,000	1,920,150
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	1,000,000	1,331,420
East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	5,000,000	6,068,600
East Side UHSD Santa Clara County GO,
Refunding, AGMC Insured, 5.00%, 8/01/20	2,800,000	2,916,648
Refunding, AGMC Insured, 5.00%, 8/01/21	2,140,000	2,228,425
Refunding, AGMC Insured, 5.00%, 8/01/22	3,090,000	3,216,999
El Dorado Irrigation District Revenue, Refunding, Series C, 5.00%, 3/01/31	2,500,000	3,017,850
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/30	1,130,000	1,337,344
Folsom PFA Special Tax Revenue,
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/23	1,005,000	1,076,888
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/24	1,055,000	1,129,272
Refunding, Series A, 5.00%, 9/01/19	1,000,000	1,006,200
Refunding, Series A, 5.00%, 9/01/20	1,270,000	1,321,359
Refunding, Series A, 5.00%, 9/01/21	1,335,000	1,388,093
Refunding, Series A, 5.00%, 9/01/22	1,400,000	1,454,432
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/14/24, 5.30% thereafter, 1/15/29	19,895,000	20,304,638
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.70% thereafter, 1/15/25	2,500,000	2,281,025
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.80% thereafter, 1/15/26	3,760,000	3,505,222
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.90% thereafter, 1/15/27	6,395,000	6,085,290

franklintempleton.com	Annual Report	21

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
Foothill-De Anza Community College District GO,
Santa Clara County, Refunding, 5.00%, 8/01/27	$1,250,000	$1,519,713
Santa Clara County, Refunding, 5.00%, 8/01/28	2,500,000	3,036,150
Fullerton School District Financing Authority Special Tax Revenue,
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/27	1,000,000	1,131,150
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/28	1,040,000	1,172,163
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Refunding, Series A-1, 5.00%, 6/01/31	1,000,000	1,185,000
Asset-Backed, Refunding, Series A-1, 5.00%, 6/01/32	8,135,000	9,598,405
Asset-Backed, Refunding, Series A-1, 5.00%, 6/01/33	10,000,000	11,751,200
Asset-Backed, Refunding, Series A-1, 5.00%, 6/01/35	9,000,000	10,459,620
Imperial Community College District GO,
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/21	1,010,000	1,088,911
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/22	1,170,000	1,303,310
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/23	1,350,000	1,496,462
Imperial Irrigation District Electric System Revenue,
Green Bonds, Refunding, 5.00%, 11/01/37	3,885,000	4,846,266
Green Bonds, Refunding, 5.00%, 11/01/38	4,075,000	5,064,817
GreenBonds, Refunding, 5.00%, 11/01/36	2,500,000	3,129,750
Independent Cities Finance Authority Mobile Home Park Revenue, San Juan Mobile Estates, Refunding, 5.00%, 8/15/30	1,575,000	1,797,705
Irvine 1915 Act Special Assessment, Limited Obligation Improvement, Reassessment District No. 15-2, Refunding, 5.00%, 9/02/25	1,000,000	1,175,320
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/26	1,855,000	2,249,948
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,209,780
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,181,310
Refunding, Series A, 5.00%, 9/01/28	1,275,000	1,503,378
Refunding, Series A, 5.00%, 9/01/28	1,025,000	1,233,649
Refunding, Series A, 5.00%, 9/01/29	1,155,000	1,382,477
Refunding, Series A, 5.00%, 9/01/29	530,000	622,623
Refunding, Series A, 5.00%, 9/01/30	1,510,000	1,793,850
Refunding, Series A, 5.00%, 9/01/31	1,190,000	1,400,237
Refunding, Series A, 5.00%, 9/01/32	2,505,000	2,932,203
Refunding, Series A, 5.00%, 9/01/33	2,635,000	3,068,984
Series A, AGMC Insured, 5.00%, 9/01/30	2,750,000	3,153,617
Series A, AGMC Insured, 5.00%, 9/01/33	5,000,000	5,729,500
Lake Elsinore PFA Local Agency Revenue, Refunding, 5.00%, 9/01/30	4,970,000	5,690,799
Lammersville Joint USD Special Tax, CFD No. 2002 Mountain House, Refunding, 5.00%, 9/01/33	1,575,000	1,851,381
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, Housing Programs, Pre- Refunded, 6.00%, 8/01/24	1,300,000	1,305,005
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.00%, 9/01/27	1,400,000	1,519,630
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/29	810,000	882,131
[a] Long Beach Harbor Revenue,
Series A, 5.00%, 5/15/37	2,475,000	3,105,135
Series A, 5.00%, 5/15/38	2,250,000	2,814,322

22	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/27	$1,285,000	$1,462,330
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/32	1,250,000	1,411,563
Los Angeles Community College District GO, Refunding, Series A, 5.00%, 8/01/26	15,000,000	17,818,650
Los Angeles County MTA Sales Tax Revenue,
Proposition A, first tier, Senior, Refunding, Series A, 5.00%, 7/01/26	6,315,000	7,460,667
Proposition A, first tier, Senior, Refunding, Series A, 5.00%, 7/01/27	6,630,000	7,818,759
Proposition C, Senior, Refunding, Series A, 5.25%, 7/01/23	15,000,000	15,618,750
Proposition C, Senior, Refunding, Series B, 5.00%, 7/01/23	5,000,000	5,570,650
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Senior Ad Valorem Obligation, Refunding, Series A, 5.00%, 10/01/22	2,750,000	2,989,387
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Subordinate, Series D, 5.00%, 5/15/30	2,000,000	2,509,860
Los Angeles International Airport, Subordinate, Series D, 5.00%, 5/15/31	2,685,000	3,345,107
Los Angeles International Airport, Subordinate, Series D, 5.00%, 5/15/32	2,000,000	2,479,740
Los Angeles International Airport, Subordinate, Series D, 5.00%, 5/15/33	2,670,000	3,299,880
Los Angeles International Airport, Subordinate, Series D, 5.00%, 5/15/34	1,415,000	1,741,851
Los Angeles International Airport, Subordinate, Series D, 5.00%, 5/15/35	2,000,000	2,454,780
Los Angeles International Airport, Subordinate, Series D, 5.00%, 5/15/36	2,500,000	3,058,300
Los Angeles International Airport, Subordinate, Series E, 5.00%, 5/15/36	3,205,000	3,990,962
Los Angeles International Airport, Subordinate, Series E, 5.00%, 5/15/37	3,000,000	3,721,830
Los Angeles International Airport, Subordinate, Series E, 5.00%, 5/15/38	4,000,000	4,948,080
Los Angeles International Airport, Subordinate, Series E, 5.00%, 5/15/39	3,380,000	4,170,143
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/25	5,135,000	5,817,904
Power System, Refunding, Series B, 5.00%, 7/01/34	23,350,000	28,590,440
Power System, Refunding, Series C, 5.00%, 7/01/27	10,000,000	11,824,900
Power System, Series B, 5.00%, 7/01/30	3,000,000	3,659,430
Power System, Series B, 5.00%, 7/01/31	6,700,000	8,120,601
Power System, Series D, 5.00%, 7/01/26	2,600,000	3,081,390
Power System, Series D, 5.00%, 7/01/27	2,000,000	2,364,980
Power System, Series D, 5.00%, 7/01/28	2,550,000	3,007,215
Water System, Refunding, Series A, 5.00%, 7/01/37	10,450,000	12,360,573
Water System, Refunding, Series B, 5.00%, 7/01/34	2,500,000	3,152,775
Los Angeles USD,
COP, Capital Projects I, Series B-2, 5.00%, 12/01/20	3,830,000	4,030,615
GO, Election of 2002, Series D, 5.00%, 7/01/27	3,410,000	3,410,000
GO, Refunding, Series A, 5.00%, 7/01/29	5,000,000	5,970,150
GO, Refunding, Series A-1, 5.00%, 7/01/23	13,335,000	15,218,702
GO, Refunding, Series A-2, 5.00%, 7/01/21	5,000,000	5,371,800
GO, Refunding, Series B, 5.00%, 7/01/30	30,000,000	36,409,200
Los Angeles Wastewater System Revenue,
Subordinate, Refunding, Series A, 5.00%, 6/01/27	9,145,000	10,471,574
Subordinate, Refunding, Series B, 5.00%, 6/01/28	11,700,000	12,974,130
Manteca USD Special Tax,
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/22	1,000,000	1,116,540
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/26	1,280,000	1,457,830

franklintempleton.com	Annual Report	23

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
Martinez USD, GO, Contra Costa County, Election of 2010, 5.375%, 8/01/26	$5,000,000	$6,007,150
Menifee USD,
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/25	1,200,000	1,430,688
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/30	1,550,000	1,859,194
PFA Special Tax Revenue, Series A, 5.00%, 9/01/25	1,405,000	1,675,097
PFA Special Tax Revenue, Series A, 5.00%, 9/01/28	1,250,000	1,511,450
The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series A, 5.00%, 7/01/28	5,000,000	6,154,850
Refunding, Series C, 5.00%, 10/01/26	8,010,000	8,688,607
Refunding, Series E, 5.00%, 7/01/22	23,900,000	26,650,173
Refunding, Series E, 5.00%, 7/01/23	20,000,000	23,035,800
Refunding, Series E, 5.00%, 7/01/24	1,110,000	1,317,892
Montebello USD, GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/19	1,480,000	1,478,135
Moreno Valley USD, GO, Riverside County, Capital Appreciation, Refunding, NATL Insured, zero cpn., 8/01/24	7,500,000	6,786,150
Mount Diablo USD, GO, Contra Costa County, Election of 2002, Refunding, Series B-2, 5.00%, 7/01/27	3,200,000	3,550,208
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/23, 5.875% thereafter, 8/01/28	6,000,000	6,395,580
Murrieta PFA Special Tax Revenue,
Refunding, 5.00%, 9/01/20	1,225,000	1,274,821
Refunding, 5.00%, 9/01/22	1,495,000	1,653,500
Refunding, 5.00%, 9/01/24	1,810,000	1,994,801
Refunding, 5.00%, 9/01/25	1,000,000	1,099,870
New Haven USD,
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/22	11,750,000	11,207,737
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/23	3,200,000	2,997,376
Northern California Power Agency Revenue,
Geothermal Project No. 3, Series A, Pre-Refunded, 5.00%, 7/01/23	2,000,000	2,000,000
Geothermal Project No. 3, Series A, Pre-Refunded, 5.25%, 7/01/24	2,000,000	2,000,000
Oakland USD Alameda County GO, Election of 2006, Series A, Pre-Refunded, 6.50%, 8/01/23	2,200,000	2,209,504
Oxnard Financing Authority Local Obligation Revenue, 2012 Special District Bond Refinancings, senior lien, Refunding, Series A, 5.00%, 9/02/26	1,025,000	1,131,354
Palo Alto 1915 Act Special Assessment,
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD, 5.00%, 9/02/28	1,000,000	1,106,940
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD, 5.00%, 9/02/29	1,280,000	1,413,875
Poway USD,
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/31	1,700,000	1,954,626
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/32	1,850,000	2,124,114
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/27	1,375,000	1,714,254
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/30	2,265,000	2,781,261
Richmond Joint Powers Financing Authority Lease Revenue,
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/19	2,010,000	2,015,367
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/20	2,315,000	2,322,339
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/21	2,050,000	2,056,088

24	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
Riverside Community College District GO, Riverside and San Bernardino Counties, Refunding, Series A, 5.00%, 8/01/27	$3,550,000	$4,207,460
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 6.50%, 12/01/21	450,000	480,542
Desert Communities Redevelopment Project Area, second lien, Series D, 6.75%, 12/01/26	1,025,000	1,152,080
Jurupa Valley Redevelopment Project Area, Series B, 6.50%, 10/01/25	1,225,000	1,362,457
Riverside County Transportation Commission Revenue, Sales Tax, Limited Tax, Refunding, Series B, 5.00%, 6/01/38	7,805,000	9,610,140
Riverside County Transportation Commission Sales Tax Revenue,
Limited Tax, Series A, Pre-Refunded, 5.25%, 6/01/25	3,500,000	4,057,830
Limited Tax, Series A, Pre-Refunded, 5.25%, 6/01/27	4,000,000	4,637,520
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/28	3,870,000	4,689,898
Refunding, Series A, 5.00%, 8/01/29	4,670,000	5,644,209
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, BAM Insured, 5.00%, 9/01/27	1,035,000	1,269,769
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/27	1,000,000	1,158,670
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/28	1,960,000	2,262,428
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/29	2,130,000	2,448,115
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/30	2,310,000	2,646,451
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/31	2,495,000	2,846,121
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/32	2,690,000	3,061,973
CFD No. 91-1, Refunding, 5.00%, 9/01/36	1,130,000	1,313,263
Sacramento City Financing Authority Special Tax Revenue, Westlake and Regency Park, Refunding, Series A, AGMC Insured, 5.00%, 9/01/21	1,305,000	1,411,540
Sacramento County Airport System Revenue,
Subordinate, Refunding, Series B, 5.00%, 7/01/35	1,000,000	1,183,850
Subordinate, Refunding, Series B, 5.00%, 7/01/36	2,000,000	2,360,220
Sacramento County COP,
Refunding, 5.375%, 2/01/23	3,400,000	3,478,642
Refunding, 5.50%, 2/01/25	3,770,000	3,855,692
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/29	2,000,000	2,351,980
Sacramento County Special Tax, CFD No. 1, Improvement Area No. 1, Laguna Creek Ranch/Elliott Ranch, Refunding, 5.00%, 9/01/20	1,510,000	1,571,593
Sacramento MUD Electric Revenue,
Refunding, Series X, 5.00%, 8/15/25	7,445,000	8,051,991
Series X, Pre-Refunded, 5.00%, 8/15/25	2,555,000	2,761,470
Sacramento Special Tax,
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/26	615,000	723,265
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/28	1,220,000	1,421,471
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/29	1,555,000	1,802,851
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/30	1,045,000	1,205,784
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/31	1,800,000	2,067,246

franklintempleton.com	Annual Report	25

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
Sacramento Transient Occupapancy Tax Revenue,
Convention Center Complex, Senior, Series A, 5.00%, 6/01/34	$1,485,000	$1,830,188
Convention Center Complex, Senior, Series A, 5.00%, 6/01/35	2,000,000	2,456,200
Convention Center Complex, Senior, Series A, 5.00%, 6/01/36	2,220,000	2,713,728
San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%, 8/01/26	15,000,000	15,050,400
San Bernardino County Transportation Authority Revenue,
Sales Tax Revenue, Series A, 5.00%, 3/01/30	2,685,000	3,111,297
Sales Tax Revenue, Series A, 5.00%, 3/01/31	5,090,000	5,888,214
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series A, Pre-Refunded, 5.00%, 9/01/26	8,000,000	8,362,560
San Diego RDA Tax Allocation Revenue, Naval Training Center Redevelopment Project, Series A, Pre-Refunded, 5.00%, 9/01/25	1,000,000	1,044,730
San Francisco BART District GO,
Election of 2004, Series C, 5.00%, 8/01/27	2,640,000	3,038,350
Election of 2004, Series C, 5.00%, 8/01/28	3,500,000	4,022,095
San Francisco City and County Airport Commission International Airport Revenue,
Governmental Purpose, Refunding, Second Series, Series G, 5.00%, 5/01/23	1,400,000	1,496,152
Governmental Purpose, Second Series, Series G, Pre-Refunded, 5.00%, 5/01/23	3,570,000	3,820,293
Special Facilities Lease, SFO Fuel Co. LLC, Refunding, Sereis A, 5.00%, 1/01/34	1,335,000	1,633,106
Special Facilities Lease, SFO Fuel Co. LLC, Refunding, Series A, 5.00%, 1/01/33	1,000,000	1,227,780
Special Facilities Lease, SFO Fuel Co. LLC, Refunding, Series A, 5.00%, 1/01/35	1,000,000	1,217,580
Special Facilities Lease, SFO Fuel Co. LLC, Refunding, Series A, 5.00%, 1/01/36	1,000,000	1,213,340
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/24	8,400,000	8,424,444
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, Series A, 5.00%, 11/01/28	5,000,000	6,046,000
San Francisco City and County RDA Hotel Occupancy Revenue, Refunding, AGMC Insured, 5.00%, 6/01/24	10,275,000	11,002,367
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/30	1,080,000	1,256,731
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/34	1,110,000	1,278,676
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 5.875%, 8/01/25	1,000,000	1,003,830
Mission Bay South Redevelopment Project, Series D, ETM, 5.50%, 8/01/19	1,030,000	1,033,595
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/21	1,000,000	1,004,090
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/23	1,000,000	1,004,090
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.00%, 8/01/25	1,465,000	1,470,699
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.125%, 8/01/26	1,550,000	1,556,185
San Francisco Redevelopment Projects, Series B, Pre-Refunded, 6.125%, 8/01/26	1,000,000	1,078,840
San Jacinto USD Financing Authority Special Tax Revenue, 5.00%, 9/01/36	1,200,000	1,405,764
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,000,000	15,969,690
senior lien, Refunding, Series A, 5.00%, 1/15/29	10,000,000	11,606,500
San Luis and Delta-Mendota Water Authority Revenue, DHCCP Development Project, Refunding, Series A, BAM Insured, 5.00%, 3/01/29	1,000,000	1,120,630
San Mateo County Transit District Revenue,
Refunding, Series A, 5.00%, 6/01/28	3,000,000	3,612,690
Refunding, Series A, 5.00%, 6/01/29	4,300,000	5,151,142

26	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

California (continued)
San Mateo-Foster City PFA Wastewater Revenue,
Clean Water Program, 5.00%, 8/01/34	$1,000,000	$1,279,780
Clean Water Program, 5.00%, 8/01/36	1,135,000	1,438,295
Clean Water Program, 5.00%, 8/01/38	1,500,000	1,887,825
San Ysidro School District COP,
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/29	1,100,000	1,305,282
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/31	1,000,000	1,178,580
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/33	1,050,000	1,228,889
Sanger Financing Authority Wastewater Revenue, Fresno County, Refunding, AGMC Insured, 5.00%, 6/15/34	7,000,000	8,070,650
Santa Ana CRDA Tax Allocation, Merged Project Area, Series A, Pre-Refunded, 6.00%, 9/01/22	5,000,000	5,400,150
Santa Cruz County RDA Tax Allocation, Refunding, Series A, BAM Insured, 5.00%, 9/01/29	4,475,000	5,375,862
Sonoma CDA Successor Agency Tax Allocation,
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/29	1,000,000	1,200,900
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/33	1,200,000	1,415,112
Sonoma-Marin Area Rail Transit District Measure Q Sales Tax Revenue,
Series A, 5.00%, 3/01/25	15,410,000	16,964,715
Series A, 5.00%, 3/01/27	11,945,000	13,133,527
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 5.25%, 9/01/24	3,500,000	3,522,190
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/01/19	2,500,000	2,528,625
Southern California Public Power Authority Revenue,
Canyon Power Project, Refunding, Series A, 5.00%, 7/01/19	1,500,000	1,500,000
Southern Transmission Project, Subordinate, Refunding, Series C, 5.00%, 7/01/26	5,000,000	6,013,900
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.00%, 5/01/28	1,040,000	1,164,883
Tustin CFD No. 06-1 Special Tax,
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/30	1,000,000	1,182,210
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/32	1,565,000	1,833,867
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/24	1,000,000	1,044,730
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/25	1,000,000	1,044,730
University of California Revenue,
General, Series AM, 5.00%, 5/15/27	3,000,000	3,535,950
General, Series AM, 5.00%, 5/15/28	1,835,000	2,159,006
Washington Township Health Care District Revenue, Series A, 5.00%, 7/01/25	3,035,000	3,135,914
West Basin Municipal Water District Revenue,
Refunding, Series A, 5.00%, 8/01/32	1,975,000	2,378,078
Refunding, Series A, 5.00%, 8/01/33	2,630,000	3,160,997
Whittier UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/24	7,755,000	5,834,164
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/26	10,045,000	6,664,757
Woodland Special Tax, CFD No. 2004-1, Capital Projects, Spring Lake, 5.00%, 9/01/36	1,610,000	1,847,894
Yorba Linda RDA Tax Allocation, Redevelopment Project, sub. lien, Series A, Pre-Refunded, 6.00%, 9/01/26	1,435,000	1,583,953

		1,591,478,854

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)

U.S. Territories 0.8%

Guam 0.3%
Guam Power Authority Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	$2,000,000	$2,149,060
Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,211,280

		4,360,340

Puerto Rico 0.5%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series UU, AGMC Insured, 5.00%, 7/01/23	5,000,000	5,083,450
[b] Series WW-RSA-1, 5.375%, 7/01/23	5,000,000	3,943,750

		9,027,200

Total U.S. Territories		13,387,540

Total Municipal Bonds before Short Term Investments (Cost $1,503,779,483)		1,604,866,394

Short Term Investments 1.4%

Municipal Bonds 1.4%

California 1.4%
[c] California State GO, Kindergarten - University Public Education Facilities, Refunding, Series A1, LOC Citibank, Daily VRDN and Put, 1.41%, 5/01/34	6,400,000	6,400,000
[c] California Statewide CDA Revenue, Rady Children’s Hospital-San Diego, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.25%, 8/15/47	400,000	400,000
[c] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 1.53%, 7/01/35	6,700,000	6,700,000
[c] The Regents of the University of California Revenue,
General, Refunding, Series AL, Daily VRDN and Put, 1.48%, 5/15/48	6,700,000	6,700,000
General, Refunding, Series AL, Daily VRDN and Put, 1.56%, 5/15/48	2,700,000	2,700,000

Total Short Term Investments (Cost $22,900,000)		22,900,000

Total Investments (Cost $1,526,679,483) 99.4%		1,627,766,394

Other Assets, less Liabilities 0.6%		9,906,631

Net Assets 100.0%		$1,637,673,025

See Abbreviations on page 41.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019

Franklin California Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,526,679,483

Value - Unaffiliated issuers	$1,627,766,394
Cash	23,155
Receivables:
Capital shares sold	3,039,083
Interest	19,695,905
Other assets	1,101

Total assets	1,650,525,638

Liabilities:
Payables:
Investment securities purchased	8,327,479
Capital shares redeemed	2,657,244
Management fees	600,362
Distribution fees	351,955
Transfer agent fees	208,112
Professional fees	49,665
Distributions to shareholders	577,212
Accrued expenses and other liabilities	80,584

Total liabilities	12,852,613

Net assets, at value	$1,637,673,025

Net assets consist of:
Paid-in capital	$1,585,043,815
Total distributable earnings (loss)	52,629,210

Net assets, at value	$1,637,673,025

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019

Franklin California Intermediate-Term Tax-Free Income Fund

Class A:
Net assets, at value	$96,795,205
Shares outstanding	8,033,289
Net asset value per share[a]	$12.05
Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.33
Class A1:
Net assets, at value	$761,434,067
Shares outstanding	63,231,451
Net asset value per share[a]	$12.04
Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.32
Class C:
Net assets, at value	$170,240,781
Shares outstanding	14,080,046
Net asset value and maximum offering price per share[a]	$12.09
Class R6:
Net assets, at value	$ 16,309,518
Shares outstanding	1,350,790
Net asset value and maximum offering price per share	$12.07
Advisor Class:
Net assets, at value	$592,893,454
Shares outstanding	49,100,869
Net asset value and maximum offering price per share	$12.08

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended June 30, 2019

Franklin California Intermediate-Term Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$53,308,930

Expenses:
Management fees (Note 3a)	7,447,444
Distribution fees: (Note 3c)
Class A	108,949
Class A1	790,456
Class C	1,237,641
Transfer agent fees: (Note 3e)
Class A	28,709
Class A1	520,982
Class C	125,497
Class R6	5,501
Advisor Class	371,330
Custodian fees (Note 4)	13,885
Reports to shareholders	50,267
Registration and filing fees	27,660
Professional fees	109,630
Trustees’ fees and expenses	64,073
Other	93,462

Total expenses	10,995,486
Expense reductions (Note 4)	(12,807)
Expenses waived/paid by affiliates (Note 3f)	(994,318)

Net expenses	9,988,361

Net investment income	43,320,569

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,109,097)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	34,606,140

Net realized and unrealized gain (loss)	33,497,043

Net increase (decrease) in net assets resulting from operations	$76,817,612

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin California Intermediate-Term Tax-Free Income Fund

	Year Ended June 30,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 43,320,569	$ 47,230,745
Net realized gain (loss)	(1,109,097)	(7,538,139)
Net change in unrealized appreciation (depreciation)	34,606,140	(27,247,936)

Net increase (decrease) in net assets resulting from operations	76,817,612	12,444,670

Distributions to shareholders: (Note 1d)
Class A	(1,206,811)	—
Class A1	(22,516,946)	(24,030,899)
Class C	(4,349,832)	(5,134,663)
Class R6	(424,070)	(223,474)
Advisor Class	(16,543,152)	(17,366,521)

Total distributions to shareholders	(45,040,811)	(46,755,557)

Capital share transactions: (Note 2)
Class A	94,620,290	—
Class A1	(100,336,383)	(44,246,382)
Class C	(53,989,458)	(26,576,829)
Class R6	3,207,130	13,011,642
Advisor Class	(18,948,102)	(27,068,888)

Total capital share transactions	(75,446,523)	(84,880,457)

Net increase (decrease) in net assets	(43,669,722)	(119,191,344)
Net assets:
Beginning of year	1,681,342,747	1,800,534,091

End of year (Note 1d)	$1,637,673,025	$1,681,342,747

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements

Franklin California Intermediate-Term Tax-Free Income Fund

1.  Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Intermediate-Term Tax-Free Income Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective September 10, 2018, Class A shares were renamed A1, and the Fund began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c.  Income Taxes (continued)

sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

34	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended June 30, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A1	$(24,030,899)
Class C	(5,134,663)
Class R6	(223,474)
Advisor Class	(17,366,521)

For the year ended June 30, 2018, undistributed net investment income included in net assets was $2,445,159.

2. Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended June 30,

	2019[a]		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[b]	10,138,500	$119,613,053
Shares issued in reinvestment of distributions	90,668	1,079,389
Shares redeemed	(2,195,879)	(26,072,152)

Net increase (decrease)	8,033,289	$94,620,290

Class A1 Shares:
Shares sold	5,636,808	$66,518,676	9,547,211	$114,033,523
Shares issued in reinvestment of distributions	1,609,968	19,038,784	1,702,374	20,291,674
Shares redeemed	(15,793,814)	(185,893,843)	(14,983,794)	(178,571,579)

Net increase (decrease)	(8,547,038)	$(100,336,383)	(3,734,209)	$(44,246,382)

Class C Shares:
Shares sold	1,389,798	$16,460,255	1,881,454	$22,600,147
Shares issued in reinvestment of distributions	295,034	3,500,924	346,201	4,142,964
Shares redeemed[b]	(6,263,458)	(73,950,637)	(4,454,461)	(53,319,940)

Net increase (decrease)	(4,578,626)	$(53,989,458)	(2,226,806)	$(26,576,829)

Class R6 Shares:
Shares sold	725,034	$8,567,143	1,471,092	$17,650,006
Shares issued in reinvestment of distributions	33,248	394,639	17,915	212,604
Shares redeemed	(487,423)	(5,754,652)	(409,076)	(4,850,968)

Net increase (decrease)	270,859	$3,207,130	1,079,931	$13,011,642

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended June 30,

	2019[a]		2018

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	19,740,958	$233,554,024	15,987,944	$191,302,337
Shares issued in reinvestment of distributions	1,080,942	12,822,654	1,125,281	13,445,873
Shares redeemed	(22,505,002)	(265,324,780)	(19,367,135)	(231,817,098)

Net increase (decrease)	(1,683,102)	$(18,948,102)	(2,253,910)	$(27,068,888)

aFor the period September 10, 2018 (effective date) to June 30, 2019 for Class A.

bMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended June 30, 2019, the gross effective investment management fee rate was 0.465% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plans:
Class A	0.25%
Class A1	0.10%
Compensation Plans:
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$18,130
CDSC retained	$12,686

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended June 30, 2019, the Fund paid transfer agent fees of $1,052,019, of which $421,586 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.49% and for Class R6 do not exceed 0.46% based on the average net assets of each class until October 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

3.  Transactions with Affiliates (continued)

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended June 30, 2019, these purchase and sale transactions aggregated $62,970,000 and $136,293,000, respectively.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At June 30, 2019, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$25,838,719
Long term	21,092,356

Total capital loss carryforwards	$46,931,075

During the year ended June 30, 2019, the Fund utilized $218,393 of capital loss carryforwards.

On June 30, 2019, the Fund had expired capital loss carryforwards of $2,006,118, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended June 30, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from tax exempt income	$45,040,811	$46,755,557

At June 30, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$1,528,792,609

Unrealized appreciation	$102,496,105
Unrealized depreciation	(3,522,320)

Net unrealized appreciation (depreciation)	$98,973,785

Distributable earnings:
Undistributed tax exempt income	$1,164,303

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales, defaulted securities and workout cost turnover.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2019, aggregated $236,470,983 and $247,276,917, respectively.

7.  Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At June 30, 2019, the aggregate value of this security was $3,943,750, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8.  Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended June 30, 2019, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

10.  Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915

ABAG	The Association of Bay Area Governments

AD	Assessment District

AGMC	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

BAM	Build America Mutual Assurance Co.

BART	Bay Area Rapid Transit

CDA	Community Development Authority/Agency

CFD	Community Facilities District

COP	Certificate of Participation

CRDA	Community Redevelopment Authority/Agency

ETM	Escrow to Maturity

FHA	Federal Housing Authority/Agency

GNMA	Government National Mortgage Association

GO	General Obligation

LOC	Letter of Credit

MFHR	Multi-Family Housing Revenue

MTA	Metropolitan Transit Authority

MUD	Municipal Utility District

NATL	National Public Financial Guarantee Corp.

PCFA	Pollution Control Financing Authority

PFA	Public Financing Authority

PFAR	Public Financing Authority Revenue

RDA	Redevelopment Agency/Authority

SPA	Standby Purchase Agreement

SRF	State Revolving Fund

UHSD	Unified/Union High School District

USD	Unified/Union School District

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin California Tax-Free Trust and Shareholders of Franklin California Intermediate-Term Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin California Intermediate-Term Tax-Free Income Fund (the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

August 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Franklin California Intermediate-Term Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2019. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1985	137	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	113	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since	137	Hess Corporation (exploration of oil
One Franklin Parkway	Independent	2006 and Lead		and gas) (1993-present), Canadian
San Mateo, CA 94403-1906	Trustee	Independent Trustee since March 2019		National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945)	Trustee	Since 2007	137	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	151	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	137	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963)	President and	Since December	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive	2018
San Mateo, CA 94403-1906	Officer – Investment Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and Chief Accounting Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Co-	since 2009 and
San Mateo, CA 94403-1906	Secretary	Co-Secretary since January 2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief Executive	Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964)	Vice President	Vice President	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Co-	since 2011 and
Fort Lauderdale, FL 33301-1923	Secretary	Co-Secretary since January 2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN CALIFORNIA TAX-FREE TRUST

Franklin California Intermediate-Term Tax-Free Income Fund Franklin California Ultra-Short Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin California Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI),

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the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin California Intermediate-Term Tax-Free Income Fund

– The Performance Universe for the Fund included the Fund and all retail and institutional California intermediate municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin California Ultra-Short Tax-Free Income Fund – The Performance Universe for the Fund included the Fund and all retail and institutional California short/intermediate municipal debt funds. The Franklin California Tax-Exempt Money Fund reorganized into the Fund on March 18, 2016 and the Fund adopted the performance history of the predecessor fund. However, consistent with its standard methodology, Broadridge treats the Fund as a separate fund with a performance start date of March 21, 2016. In addition, the Fund is not managed pursuant to Rule 2a-7 requirements whereas its predecessor fund was managed pursuant to such requirements. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was equal to the median of its Performance Universe. After discussion with management about the expected continued viability of the Fund, at the Meeting, the Board approved management’s proposal to liquidate the Fund in July 2019.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for (i) Class A1 shares for the Franklin California Intermediate-Term Tax-Free Income Fund and for Class A shares for the other funds in the Fund’s Expense Group that have multiple classes of shares; and (ii) Class A1 shares for the Franklin California Ultra-Short Tax-Free Income Fund and for Class A, Investor Class and Institutional Class shares for the other funds in the Fund’s Expense Group that have multiple classes of shares.

The Expense Group for the Franklin California

Intermediate-Term Tax-Free Income Fund included the Fund

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and seven other California intermediate municipal debt funds. The Expense Group for the Franklin California Ultra-Short Tax-Free Income Fund included the Fund, five other California short/intermediate municipal debt funds and seven California intermediate municipal debt funds. The Board noted that the Management Rates for the Funds were above the medians and in the fifth quintile (most expensive) of their respective Expense Groups. The Board also noted that the annual total expense ratios for the Funds were below the medians and in the first quintile (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable. In doing so, the Board noted that the Management Rate for the Franklin California Intermediate-Term Tax-Free Income Fund was only slightly above the median of its Expense Group. The Board also noted that the actual total expense ratio for the Franklin California Ultra-Short Tax-Free Income Fund reflected a fee waiver from management and that the Fund is expected to be liquidated in July 2019.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin California Ultra-Short Tax-Free Income Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

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Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin California Intermediate-Term Tax-Free Income Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	CAT A 08/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $38,152 for the fiscal year ended June 30, 2019 and $43,577 for the fiscal year ended June 30, 2018.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $25,000 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2019 and $630 for the fiscal year ended June 30, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $22,000 for the fiscal year ended June 30, 2019 and $23,000 for the fiscal year ended June 30, 2018. The services for which these fees were paid included benchmarking services in connection with the ICI TA survey, for the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)   pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)  pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $47,000 for the fiscal year ended June 30, 2019 and $23,630 for the fiscal year ended June 30, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.    N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date August 30, 2019

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date August 30, 2019